UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 4, 2017
Date of Report (Date of earliest event reported)

TiVo Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37870	61-1793262
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

Two Circle Star Way
San Carlos, California 94070
(Address of principal executive offices, including zip code)

(408) 562-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Notification of Resignation.

On October 4, 2017, Pete Thompson, Executive Vice President and Chief Operating Officer of TiVo Corporation (the “Company”), notified the Company of his resignation effective October 6, 2017 to pursue an external employment opportunity with a larger company. Following Mr. Thompson’s resignation, Mr. Carson, the Company’s President and Chief Executive Officer, will assume the job responsibilities previously held by Mr. Thompson.

Item 7.01  Regulation FD Disclosure.

As previously announced in May, the Company’s current Chief Executive Officer Tom Carson has communicated his intention to retire. The Board of Directors, working with Spencer Stuart, has been conducting a robust search for a new CEO, and has been pleased with both the high level of interest and the quality of the candidates. The Board expects to conclude the process and announce a new CEO shortly. Mr. Carson will remain in his current capacity until a successor is appointed and will then serve in an advisory capacity to the Board, and new CEO, to ensure a smooth transition.

Safe Harbor Statement

This Current Report on Form 8-K contains forward-looking statements which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially, including statements with respect to the timing of the announcement of the Board’s appointment of a new Chief Executive Officer. These risks and uncertainties include, among others, the risks and uncertainties included in the reports and other filings by the Company with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 under the heading “Risk Factors.” The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TiVo Corporation (Registrant)

Date:	By:	/s/ Pamela Sergeeff
October 6, 2017		Pamela Sergeeff
Executive Vice President & General Counsel